

Avid Technology Q1 2016 Business Update

May 4, 2016



Introduction

Jonathan Huang
VP Investor Relations

Non-GAAP & Operational Measures

The following Non-GAAP (Adjusted) Measures & Operational Measures will be used in the presentation:

- Adjusted EBITDA
- Adjusted Free Cash Flow
- Non-GAAP Revenue
- Non-GAAP Operating Income (loss)
- Non-GAAP Gross Margin
- Non-GAAP Operating Expenses

- Bookings, Marketed Bookings, Recurring Revenue Bookings
- Revenue Backlog

These Non-GAAP measures are defined in our Form 8-K filed today, and the Non-GAAP measures are reconciled with GAAP measures in our press release tables as well as in the supplemental financial information available on ir.avid.com, which also includes definitions of our operational measures. Avid believes the non-GAAP financial measures and operational metrics provided in this release provide helpful information to investors with respect to evaluating the Company's performance.

Safe Harbor Statement

Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, among other things, estimated results of operations for 2016, which estimates are based on a variety of assumptions about key factors and metrics that will determine our future results of operations, including, for example, overall market growth rates in the range of approximately 3.0, realization of identified efficiency programs and market based cost inflation. Other forward-looking statements include, without limitation, statements based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating results and expenses; earnings; bookings; backlog; revenue backlog conversion rate; product mix and free cash flow; our long-term and recent cost savings initiatives and the anticipated benefits therefrom; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings; our liquidity and ability to raise capital; the anticipated benefits of the Orad acquisition, including estimated synergies, including effects on future financial and operating results; and our liquidity. The guidance presented in this presentation is inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those discussed in this presentation.

For additional information, including a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the “Forward Looking Statements” section of our press release issued today as well as the Risk Factors and Forward-Looking Statements sections of the Company’s 2015 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the SEC today May 4, 2016. Copies of these filings are available from the SEC, the Avid Technology web site or the Company’s Investor Relations Department.

Any forward-looking information relayed in this presentation speaks only as of May 4, 2016, and Avid undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.



Update on Strategic Priorities

Louis Hernandez, Jr.

Chairman, President and Chief Executive Officer

Investment Highlights

Large and Growing Media Tech Market with Attractive Higher Growth Areas

- $54B heavily fragmented market with accessible high-growth segments
- Deep penetration in heritage and new media markets with category leading products
- Ideally positioned to capitalize on digitization of industry – huge distribution across 140 countries

Unique Avid Everywhere Platform Approach Drives Wallet Share Expansion

- Platform Growth: 35,000+ MediaCentral Platform users (51% YoY increase)
- Expand Wallet Share:
    - Launch new products to address more of the workflow
    - Leverage open and extensible platform to add alliance partner apps
    - Leverage massive reseller network to further wallet share penetration
- Expand Eco-System: Access partners' customers with complementary products

Strategy is Driving Momentum

- Sinclair Managed Services transaction validates strategy: pipeline building
- Platform adoption up 51% over the last year
- Active paying subscribers increased 3X+ in the last year
- Efficiency program on track and yielding savings
- LTM Adjusted EBITDA increased by 28%; LTM Revenue increased by 3%

Attractive Financial Model Post-Transformation

- Clear path to completion by Q2 2017; Non-marketed product roll-off completed, efficiency gains on track
- Adjusted EBITDA and Free Cash Flow expected to increase dramatically post-transformation

Avid Everywhere Platform Working - Progress in All Key Areas

Platform Adoption

35,000+ users

51% annual increase

Vehicle for future cross-sales and maximizing lifetime value of customer

Subscribers and Digital Sales Surging

Paying subscribers up 3X+ *over Q1 2015*

Digital sales* up 46% *over Q1 2015*

Marketed Product Growth*

17% Marketed Bookings Decline In Q1

8% LTM growth

NEXIS anticipation and Tier 1 sector softness impacting Q1 bookings but strong growth in LTM period

Recurring Revenue Bookings Accelerating

34% of Q1 2016

39% of LTM Q1 2016

(29% in Q115 and 28% in LTM Q115)

Cost Efficiencies On Track

7% annual reduction in normalized quarterly non-GAAP operating expense

$33 million of annualized savings executed by end of Q1 2015

* On constant $ basis


AVID
Customer Association
Louis Hernandez Jr.
Chairman, President and Chief Executive Officer

Avid Connect 2016

Sold out event | **Record** attendance | **+600** Organizations | **50** Countries


WE ARE ALL STORYTELLERS
INFiLED
Avid NEXIS

NAB 2016

Best in Show for Avid NEXIS | **Best Booth** at show

Rio Olympics NBC

Rogers SportsNet

World Wrestling Entertainment

Sinclair Broadcast Group

NBC Olympics Rogers Sportsnet WPXI Pittsburgh World Wrestling Entertainment

The Martian The Big Short **The Revenant** Mad Max: Fury Road **Star Wars: The Force Awakens**

Mark Ronson Bruno Mars Ed Sheeran Taylor Swift Duran Duran Foo Fighters

FirstOntario Performing Arts Centre Astresmedia **Sinclair** Bandito Brothers **CNN Indonesia**

Hardly Strictly Bluegrass Festival American Film Institute Arab Telemedia Group

MediaCorp Jewelry Television Gearforce Live at the Iridium Pie Town Productions

France Televisions VRT Sundance Institute WGBH FotoKem Griffin Communications

Cannes Film Festival Fort Hayes State University Hal Leonard Corporation Brooklyn College

RTVE Spain ITV M6 Group Polsat Ravensbourne NBC Sports ITV Studios Nordic

Berklee Online Full Sail University **AMC Networks International** Channel 9 Pulse College

Q2 Product Introductions

Avid NEXIS
Next Generation Shared Storage



- ✓ Expand wallet share
- ✓ Open new market opportunities
- ✓ Addresses all Tiers

Cloud Collaboration



- ✓ Expand wallet share
- ✓ Additional recurring revenue stream
- ✓ Addresses Tiers 2 & 3

Certified Partners


MARKETPLACE
Media | Distribute
CERTIFIED
Market Place for Media Enterprises

- ✓ Expand wallet share
- ✓ Open new product categories
- ✓ Addresses all Tiers

Sports Enhancements


11 Javier Hernandez
Forward
Goals - 15
Assists - 12
Avg Shots - 6.5
6 time all-star

- ✓ Open new segments
- ✓ Land in sports & studio production
- ✓ Addresses Tiers 1 & 2

News Graphics



- ✓ Expand wallet share
- ✓ Cross-sell graphics into news
- ✓ Addresses Tiers 1 & 2

MediaCentral Platform & UX



- ✓ Expand wallet share
- ✓ Open new product categories
- ✓ Addresses Tiers 1 & 2

Avid MediaCentral Platform

Transformation on Track for Completion by Q2 2017

The end of the transformation is expected to be tied to three events:

Completion of roll-off of non-marketed products	Completion of the defined cost optimization projects	End of amortization of pre-2011 deferred revenue in all material respects
End of 2015	2nd Half of 2016	2nd Quarter of 2017

$68M Efficiency Program on Track

Efficiency gain program actions well underway and yielding savings

- $33 million of annualized costs savings executed on by end of the Q1 2016
- $5 million of these savings reflected in Q1 2016 results with full impact to be reflected beginning in Q2 2016
- All low cost facilities open and hiring resources
- Scheduled personnel related actions completed to date
- Auditor transition completed
- Vendor savings tracking to plan



Q1 2016 Financial Results

John Frederick

Executive Vice President, Chief Financial and Administrative Officer

Q1 2016 At-a-Glance

Bookings (CFX)

$98.0 million

(Original Guidance $108-$118 million)

Adjusted EBITDA

$38.5 million

(Original Guidance $11-$14 million)

Non-GAAP Revenue

$143.8 million

(Original Guidance $120-$125 million)

Adjusted Free Cash Flow

$9.4 million usage

(Original Guidance $9-$15 million usage)







Q1 2016 Non-GAAP Operating Results

(in $ millions)

	As Reported				
	Q1 '16	**Q1 '15**	**Q4'15**	**YoY**	**Seq**
Bookings (CFX)	$98.0	$117.8	$201.0	(16.7%)	(51.2%)
Bookings (AFX)	92.5	112.3	193.1	(17.7%)	(52.1%)
Revenue	143.8	119.6	139.7	20.3%	3.0%
Gross Margin	102.5	72.3	84.9	41.6%	20.6%
	71.2%	60.5%	60.8%		
Operating Expense	67.5	64.3	71.3	5.1%	(5.4%)
Adjusted EBITDA	38.5	11.8	17.0	3X+	2X+
% Revenue	26.8%	9.8%	12.2%		
Adjusted Free Cash Flow	$(9.4)	$4.2	$2.3	($13.6)	($11.7)

Q1'16 Revenue: 20% annual increase

- 23% increase on a constant currency basis
- Improved backlog conversion from delivery of Pro Tool Collaboration ($18M)

Gross Margin improvement with high conversion of revenue backlog to revenue and lower cost of sales from efficiency program

Operating expense improvement after Orad and F/X Normalization

- Q1'16 includes Orad expenses of approximately $5M and adverse year-on-year impact of balance sheet revaluation of $3M
- Normalized expenses down approximately 7%

Q1'16 Free Cash Flow usage of $9.4M in Q1 2016

- Cash flow inflection expected in 2nd half of 2016

Financial Trending

(in $ millions)


Bookings (Constant $)
$560
$540
$520
$500
$480
$518
$510
$542
Q1'14 LTM
Q1'15 LTM
Q1'16 LTM


Bookings (as reported)
$530
$510
$490
$470
$450
$521
$506
$518
Q1'14 LTM
Q1'15 LTM
Q1'16 LTM


Revenue (as reported)
$580
$560
$540
$520
$500
$480
$562
$515
$531
Q1'14 LTM
Q1'15 LTM
Q1'16 LTM


Adjusted EBITDA (as reported)
$100
$80
$60
$40
$20
$82
$64
$82
Q1'14 LTM
Q1'15 LTM
Q1'16 LTM

Strong revenue and adjusted EBITDA performance

Financial Trending

(in $ millions)


Non-GAAP Operating Expenses
$290
$280
$270
$260
$250
$240
$278
$266
Orad
$259
Q1'14 LTM
Q1'15 LTM
Q1'16 LTM


Non-GAAP Gross Margin
70%
65%
60%
55%
60.9%
61.1%
64.8%
Q1'14 LTM
Q1'15 LTM
Q1'16 LTM


Adjusted Free Cash Flow
$40
$20
$0
-$20
-$40
-$60
$10
$31
($49)
Q1'14 LTM
Q1'15 LTM
Q1'16 LTM

Platform Drives Growth and Efficiency Gains Resulting in Improved Financial Performance

Key Growth Initiative Metrics



($M)
Shift to Recurring Revenue Model
Recurring Revenue Bookings as % Total
Recurring Revenue Bookings
Bookings
% Total Bookings
$225
$200
$175
$150
$125
$100
$75
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Q1'14 LTM
Q1'15 LTM
Q1'16 LTM



Active Subscribers
40,000
30,000
20,000
10,000
-
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16



($M)
Post-2010 Revenue Backlog
$500
$450
$400
$350
$300
$399
$462
$480
Q1'14
Q1'15
Q1'16



MediaCentral Platform Adoption
(Cumulative Units)
40,000
30,000
20,000
10,000
-
2014
2015
Q1'16

Improved Cost Structure

($ in millions)



Non-GAAP Operating Expense
$300
$275
$250
$225
$293
$280
$270
$12
$260
$17
$259
2012
2013
2014
2015
Q1'16 LTM
Non-GAAP Operating Expenses
Orad

$68M of incremental efficiency gains expected to be fully in run rate by end of 2016

- Platform benefits allowing greater innovation at a lower cost
- Final phase of facility rationalization, talent realignment and platform organizational alignment

Execution of efficiency gains and strong control environment expected to be central contributor to positive free cash flow in 2016

Savings reflected in both Operating Expenses and Cost of Sales

2016 Efficiency Gains on Track and Impacting Q1

($ in millions)



Annualized Savings
$80
$70
$60
$50
$40
$30
$20
$10
$0
$68
$33

- $68 million of annualized savings expected in run rate by beginning of 2017, of which $33 million were executed on by the end of Q1 2016
  - Includes more than half of the personnel related actions
- $5 million of this annualized amount was reflected in the first quarter

Liquidity and Balance Sheet ($ million)

	Q1'16	Q4'15	Change
Cash	$88	$18	$70
Total Revenue Backlog	$497	$552	-10%
Post-2010 Revenue Backlog	$480	$526	-9%
Inventory	$52	$48	$4
Inventory Turns	3.6	4.0	
Accounts Receivable	$44	$59	($15)
DSO	28	38	



Financial Guidance Update

Ilan Sidi

Interim Chief Financial Officer

Second Quarter 2016 Guidance ($ millions)

	Q2 2015 Actual	Q2 2016 Guidance	
		Low	High
Bookings - AFX	$117.6	$99	$115
Bookings - CFX	122.6	105	120
Non-GAAP Revenue	**$109.8**	**105**	**120**
Non-GAAP Operating Expenses	68.6	62	65
Adjusted EBITDA	**$1.4**	**3**	**9**
Adjusted Free Cash Flow	**$(31.2)**	**$(32.5)**	**$(27.5)**

This slide contains forward-looking statements regarding our anticipated future results of operations and cash flows, which are inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those shown on this page. For a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please Safe Harbor Statement.

Full Year 2016 Re-Affirmed

	2015	Q1 Actual	Q2 2016 Guidance		2016 Full Year Guidance	
			Low	High	Low	High
Bookings - AFX	538	$92.5	$99	$115	$500	$536
Bookings - CFX	562	98.0	105	120	530	566
Non-GAAP Revenue	**$506**	**$143.8**	**105**	**120**	**$500**	**$525**
Non-GAAP Operating Expenses	272	67.5	62	65	250	262
Adjusted EBITDA	**55**	**38.5**	**3**	**9**	**$60**	**$75**
Adjusted Free Cash Flow	**$(35)**	**$(9.4)**	**$(32.5)**	**$(27.5)**	**$2**	**$12**

This slide contains forward-looking statements regarding our anticipated future results of operations and cash flows, which are inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those shown on this page. For a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please Safe Harbor Statement.



Conclusion

Louis Hernandez, Jr.

Chairman, President and Chief Executive Officer

Investment Highlights

Large and Growing Media Tech Market with Attractive Higher Growth Areas

- $54B heavily fragmented market with accessible high-growth segments
- Deep penetration in heritage and new media markets with category leading products
- Ideally positioned to capitalize on digitization of industry – huge distribution across 140 countries

Unique Avid Everywhere Platform Approach Drives Wallet Share Expansion

- Platform Growth: 35,000+ MediaCentral Platform users (51% YoY increase)
- Expand Wallet Share:
  - Launch new products to address more of the workflow
  - Leverage open and extensible platform to add alliance partner apps
  - Leverage massive reseller network to further wallet share penetration
- Expand Eco-System: Access partners' customers with complementary products

Strategy is Driving Momentum

- Sinclair Managed Services transaction validates strategy: pipeline building
- Platform adoption up 51% over the last year
- Active paying subscribers increased 3X+ in the last year
- Efficiency program on track and yielding savings
- LTM Adjusted EBITDA increased by 28%; LTM Revenue increased by 3%

Attractive Financial Model Post-Transformation

- Clear path to completion by Q2 2017; Non-marketed product roll-off completed, efficiency gains on track
- Adjusted EBITDA and Free Cash Flow expected to increase dramatically post-transformation



Questions and Answers